                                                    MARCH 23, 1998 SUPPLEMENT TO
                                                  PROSPECTUSES DATED MAY 1, 1997

                              PORTFOLIO ARCHITECT

THE FOLLOWING INFORMATION SUPPLEMENTS THE PROSPECTUSES DATED MAY 1, 1997 FOR THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES AND FOR THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES.

Effective March 23, 1998, five new funding options are being offered under the Contracts. Current information relating to the Portfolios is provided below. Additional information is contained in the accompanying fund prospectuses.

FEE TABLE INFORMATION:

                                                                                            Total Underlying
                                                  Management Fee      Other Expenses          Fund Expenses
                                                  --------------      --------------          -------------
Dreyfus Capital Appreciation Portfolio                0.75%              0.09%                    0.84%
Dreyfus Small Cap Portfolio                           0.75%              0.04%                    0.79%
MFS Research Portfolio                                0.80%              0.20% 1,2                1.00%
MFS Mid Cap Growth Portfolio                          0.80%              0.20% 1,2                1.00%
Salomon Brothers Investors Fund                       0.70%              0.30% 1,3                1.00%

1 As of the date of this supplement, these funds had not yet commenced operations. Therefore, the amounts set forth for "Other Expenses" are based on estimates for the current fiscal year and will include fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees.

2 Expenses reflect a voluntary reimbursement arrangement by Travelers to reimburse the Portfolios for the amount by which their aggregate expenses exceed 1.00%. These expenses have been illustrated at a limit which the Portfolios' adviser believes to be in line with the actual projected expenses of the Portfolios.

3 Expenses reflect the voluntary agreement by SBAM to impose an expense cap for the fiscal year ending December 31, 1998 on the total operating expenses of the Fund to 1.00%. Absent such agreement, the ratio of other expenses and total operating expenses to the Fund's average daily net assets would be 1.91% and 2.61%, respectively.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Assuming a 5% annual return on assets (and contract charge as 0.14%), a $1,000 investment would be subject to the following expenses:

                                           If the Contract is surrendered at       If the Contract is NOT surrendered at the
                                           the end of the period shown:            end of the period shown, or if it is annuitized:
------------------------------------------------------------------------------------------------------------------------------------
                                          1 Year    3 Years   5 Years   10 Years     1 Year   3 Years    5 Years   10 Years
------------------------------------------------------------------------------------------------------------------------------------
  Dreyfus Capital Appreciation Portfolio    $83      $120      $161       $259        $23       $70       $121      $259
  Dreyfus Small Cap Portfolio                82       119       158        254         22        69        118       254
  MFS Research Portfolio                     84       125       169        275         24        75        129       275
  MFS Mid Cap Growth Portfolio               84       125       169        275         24        75        129       275
  Salomon Brothers Investors Fund            84       125       169        275         24        75        129       275
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND INVESTMENT ADVISER INFORMATION

----------------------------------------------------------------------------------------------------------------------------
                FUNDING OPTION                          INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADIVSER
----------------------------------------------------------------------------------------------------------------------------
   Capital Appreciation Portfolio of the     Seeks primarily to provide long-term         The Dreyfus Corporation
   Dreyfus Variable Investment Fund          capital growth consistent with the           Subadviser: Fayez Sarofim & Co.
                                             preservation of capital through
                                             investments mostly the common stocks of
                                             domestic and foreign issuers. Current
                                             income is a secondary investment
                                             objective.
----------------------------------------------------------------------------------------------------------------------------
   Small Cap Portfolio of the Dreyfus        Seeks to maximize capital appreciation.      The Dreyfus Corporation
   Variable Investment Fund
----------------------------------------------------------------------------------------------------------------------------
   MFS Research Portfolio of The             Seeks to provide long-term growth of         Travelers Asset Management
   Travelers Series Trust                    capital and future income.                   International Corporation
                                                                                          ("TAMIC")
                                                                                          Subadviser: Massachusetts
                                                                                          Financial Services Company
                                                                                          ("MFS")
----------------------------------------------------------------------------------------------------------------------------
   MFS Mid Cap Growth Portfolio of The       Seeks to obtain long-term growth of          TAMIC
   Travelers Series Trust                    capital by investing at least 65% of its     Subadviser: MFS
                                             total assets in equity securities of
                                             companies with medium market
                                             capitalization which the investment
                                             adviser believes have above-average
                                             growth potential.
----------------------------------------------------------------------------------------------------------------------------
   Salomon Brothers Investors Fund of the    Seeks long-term growth of capital.           Salomon Brothers
   Salomon Brothers Variable Series Funds    Current income is a secondary objective.     Asset Management, Inc.
   Inc.
----------------------------------------------------------------------------------------------------------------------------


L-12548A                                                                    3/98